Exhibit 99.2

Certification of Principal Financial Officer Pursuant to
Section 1350 of Chapter 63 of Title 18 of the United States Code

I, Mike Colesante, Chief Financial Officer of Ebiz Enterprises, Inc., certify that: (i) the Form 10-QSB, for the quarterly period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-QSB, for the quarterly period ended December 31, 2002, fairly presents, in all material respects, the financial conditions and results of operations of Ebiz Enterprises, Inc.

                                        BY: /S/ MIKE COLESANTE
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                                            MIKE COLESANTE
                                            CHIEF FINANCIAL OFFICER